Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MONTHLY OPERATING REPORT

For the Period April 1, 2015 through April 30, 2015

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Attestation Attached

Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Reconciliations	MOR-1a			X
Bank Account Balances	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephen M. Jones	May 28, 2015
Signature of Authorized Individual*	Date

Stephen M. Jones	Executive VP, CFO, and Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In. Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

General Notes

1.	Introduction

On March 10, 2015 (the” Commencement Date”), Allied Nevada Gold Corp. (“Allied”) and certain affiliates (collectively with Allied, the “Debtors1”), each filed a voluntary petition for relief commencing cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to Bankruptcy Code sections 1107 and 1108. On March 19, 2015, the United States Trustee for the District of Delaware appointed a statutory committee of creditors pursuant to Bankruptcy Code section 1102(a) and 1102(b). On April 10, 2015, the U.S. Trustee appointed a statutory committee of equity security holders pursuant to Bankruptcy Code section 1102. Information contained herein may differ from that contained in the pleadings filed by the Debtors on the Commencement Date due to more accurate information having become available since the Commencement Date.

2.	GAAP

The financial statements and supplemental information contained herein are preliminary and unaudited, and may not comply with generally accepted accounting principles in the United States of America (“GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent information for the Debtors only and exclude all non-Debtor affiliates.

The unaudited financial statements have been derived from the Debtors’ books and records. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP. Upon application of such procedures, the Debtors believe that the financial information could be subject to change, which could be material. The information furnished in this report includes primarily normal recurring adjustments but does not include all adjustments that would typically be made for financial statements in accordance with GAAP.

3.	General Methodology

The Debtors prepared this Monthly Operating Report (“MOR”) relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

4.	Past Performance

The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

5.	Prepetition vs. Postpetition Liabilities

The Debtors allocated liabilities between prepetition and postpetition periods based upon the information available at the time of, and research conducted in connection with, the preparation of this MOR. As additional information becomes available and further research is conducted, the Debtors’ allocation of liabilities between prepetition and postpetition periods may change. The liability information, except as otherwise noted, is listed as of the close of business as of the end of April 2015. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this MOR as necessary and appropriate.

6.	Insurance

To the best of the Debtors’ knowledge, all premiums for insurance policies are current.

7.	Book Value of Assets

Unless otherwise indicated, the values for the assets contained in this MOR are book values as of the end of April 2015. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. Thus, unless otherwise noted, this MOR reflects the carrying values of the assets as recorded on the Debtors’ books and records as of the end of April 2015 and are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset herein.

8.	Liabilities Subject to Compromise

As a result of commencing the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a chapter 11 reorganization plan. Generally, actions to enforce or otherwise effect payment of prepetition liabilities are stayed.

The filing of the Chapter 11 Cases constituted an event of default under, or otherwise triggered repayment obligations with respect to, a number of debt instruments and agreements relating to direct and indirect financial obligations of the Debtors (collectively, the “Prepetition Debt”). As a result, obligations under the Prepetition Debt became automatically and immediately due and payable. The Debtors believe that any efforts to enforce the payment obligations under the Prepetition Debt have been stayed as a result of the filing of the Chapter 11 Cases.

9.	Liabilities Not Subject to Compromise

The Debtors have been paying and intend to continue to pay undisputed postpetition claims in the ordinary course of business.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS1

For the Period April 1, 2015 through April 30, 2015

	Bank Accounts		Current Month	Cumulative Filing to Date
	Hycroft Resources & Development Inc.	Allied Nevada Gold Corp.	ACTUAL	ACTUAL
CASH BEGINNING OF PERIOD	9,524,540.94	31,648,861.21	41,173,402.15	3,722,605.63

RECEIPTS
CASH SALES	11,744,972.80		11,744,972.80	28,629,628.82
ACCOUNTS RECEIVABLE	335,339.00		335,339.00	2,151,274.75
TRANSFERS BETWEEN ACCOUNTS	6,000,000.00	-6,000,000.00	0.00	0.00
SALE OF ASSETS			0.00	0.00
OTHER (ATTACH LIST)		309,000.00	309,000.00	323,494.46
TRANSFERS (FROM DIP ACCTS)			0.00	35,000,000.00

TOTAL RECEIPTS	18,080,311.80	-5,691,000.00	12,389,311.80	66,104,398.03

DISBURSEMENTS
NET PAYROLL	2,564,536.87	209,769.11	2,774,305.98	4,093,430.11
PAYROLL TAXES	751,098.53	102,303.91	853,402.44	1,434,504.50
BENEFITS (INS, 401K, FSA)	246,574.16	647,952.57	894,526.73	1,724,739.06
SALES, USE, & OTHER TAXES		998,222.29	998,222.29	1,061,236.21
SECURED/ RENTAL/ LEASES	3,771,345.21		3,771,345.21	5,586,443.30
BANK FEES (INCLUDING DIP FEES)		3,454.15	3,454.15	835,623.95
LOAN INTEREST		175,554.16	175,554.16	286,387.50
VENDOR DISBURSEMENTS	18,985,652.33	466,688.35	19,452,340.68	29,175,810.18
OTHER (ATTACH LIST)			0.00	317,000.00
TRANSFERS (TO DIP ACCTS)			0.00	0.00
PROFESSIONAL FEES		975,616.05	975,616.05	1,647,882.59
U.S. TRUSTEE QUARTERLY FEES			0.00	0.00
COURT COSTS			0.00	0.00

TOTAL DISBURSEMENTS	26,319,207.10	3,579,560.59	29,898,767.69	46,163,057.40

NET CASH FLOW	-8,238,895.30	-9,270,560.59	-17,509,455.89	19,941,340.63
(RECEIPTS LESS DISBURSEMENTS)

CASH-END OF PERIOD	1,285,645.64	22,378,300.62	23,663,946.26	23,663,946.26

1	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Victory Gold Inc., Allied Nevada Gold Holdings LLC, Allied VGH Inc., Allied VNC Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortex LLC, and ANG Central LLC.

THE FOLLOWING SECTION MUST BE COMPLETED

Allied Nevada Gold Corp.

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	3,579,560.59

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	3,579,560.59

Hycroft Resources & Development, Inc.

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	26,319,207.10

LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	26,319,207.10

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1

SCHEDULE OF CASH RECEIPTS & DISBURSEMENTS - OTHER EXPLANATIONS

For the Period April 1, 2015 through April 30, 2015

BREAKDOWN OF “OTHER” CATEGORY	Current Month	Cumulative Filing to Date
Hycroft Resources & Development, Inc. Other Deposits
United States Treasury	0.00	1,161.47
Napa Rebate	0.00	1,900.50
Southwest Gas Refund	0.00	169.13
ADP Payroll Refund	0.00	1,033.16

	0.00	4,264.26

Allied Nevada Gold Corp. Other Deposits
United States Treasury	0.00	5,470.55
Discovery Benefits Cobra Reimbursements	0.00	1,594.60
Advanced Mineral Royalty Reciept	0.00	3,000.00
National Bank of Canada Interest	0.00	165.05
Transfer from Adequate Insurance Account	309,000.00	309,000.00

	0.00	319,230.20

Allied Nevada Gold Corp. Other Disbursements
Transfer to Adequate Insurance Account	0.00	317,000.00

May 28, 2015

Office of the United States Trustee

Subject: Attestation Regarding Bank Account Reconciliations

The Debtors hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all reconciliations.

The Debtors have, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of the bank account statements and reconciliations are available for inspection upon request by the office of the United States Trustee.

/s/ Stephen M. Jones
Name:	Stephen M. Jones
Position:	Executive Vice President, Chief Financial Officer and Secretary

Sworn to and Subscribed Before me on this 28 Day of May, 2015
/s/ Brandy King
Notary Public

My Commission Expires: 4/29/19

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-1a

SCHEDULE OF BANK ACCOUNTS AND BALANCES

As of April 30, 2015

Case #	Related Entity	Bank Name	Bank Account Ending In:	Balance[1]
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	6528	0.00
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	6536	22,369,300.62
15-10503	Allied Nevada Gold Corp.	Wells Fargo Bank	9536	9,000.00
15-10503	Allied Nevada Gold Corp.	Scotiabank	1210	0.00
15-10514	Hycroft Resources & Development, Inc.	Wells Fargo Bank	6544	0.00
15-10514	Hycroft Resources & Development, Inc.	Wells Fargo Bank	6551	1,285,645.64

			Total	23,663,946.26

[1]	Book balance per the Debtors’ general ledger.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503

Debtors

MOR-1b

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

For the Period April 1, 2015 through April 30, 2015

Payee	Period Covered	Amount Approved	Payor	Check		Current Month		Cumulative Filing to Date
				Number	Date	Fees	Expenses	Fees	Expenses
Stroock & Stroock & Lavan								670,655.50	1,611.04
Wachtell, Lipton, Rosen, & Katz	2/09/2015 - 2/28/2015	122,642.57	Allied Nevada	Wire	4/01/2015	122,220.00	422.57	122,220.00	422.57
RPA Advisors LLC	2/01/2015 - 3/09/2015	295,603.50	Allied Nevada	Wire	4/01/2015	288,027.50	7,576.00	288,027.50	7,576.00
Houlihan Lokey Capital Inc.	3/24/2015 - 4/23/2015	150,411.80	Allied Nevada	Wire	4/06/2015	150,000.00	411.80	150,000.00	411.80
Paul Hastings LLP	8/07/2014 - 3/13/2015	406,958.18	Allied Nevada	Wire	4/09/2015	389,618.75	17,339.43	389,618.75	17,339.43

						949,866.25	25,749.80	1,620,521.75	27,360.84

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-2

STATEMENTS OF OPERATIONS1

For the Period April 1, 2015 through April 30, 2015

(Unaudited)

	Allied Nevada Gold Holdings LLC	Allied Nevada Gold Corp.	Hycroft Resources & Development, Inc.	Allied VNC, Inc.	Victory Gold, Inc.	Elimination	Debtors Consolidated
Revenue	$—	$—	$13,876,160	$—	$—	$—	$13,876,160
Operating expenses:
Production costs	—	—	9,678,012	—	—	—	9,678,012
Depreciation and amortization	—	76,832	2,167,444	—	—	—	2,244,276
Write-down of production inventories	—	—	—	—	—	—	—

Total cost of sales	—	76,832	11,845,456	—	—	—	11,922,288

Exploration, development, and land holding	89,139	65,807	37,082	1,022	—	—	193,051
Accretion	—	—	84,527	—	—	—	84,527
General and administrative	—	1,318,984	233,176	—	—	—	1,552,160
Loss on assets classified as held for sale and asset dispositions, net	—	—	365,739	—	—	—	365,739

Reorganization items, net:
Currency swap valuation adjustment	—	—	—	—	—	—	—
Notes carrying value adjustment	—	—	—	—	—	—	—
Legal and professional fees	—	3,030,586	—	—	—	—	3,030,586
Diesel swaps valuation adjustment	—	—	—	—	—	—	—
Warrant liability adjustment	—	—	—	—	—	—	—

Loss from operations	(89,139)	(4,492,209)	1,310,180	(1,022)	—	—	(3,272,191)

Other income (expense):
Interest income	—	8,548	—	—	—	—	8,548
Interest expense	—	(673,645)	(562,854)	—	—	—	(1,236,499)
Other, net	—	1,856	—	—	—	—	1,856

Loss before income taxes	(89,139)	(5,155,451)	747,327	(1,022)	—	—	(4,498,286)
Income taxes	—	—	—	—	—	—	—

Net loss	$(89,139)	$(5,155,451)	$747,327	$(1,022)	$—	$—	$(4,498,286)

1	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Allied VGH Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortex LLC, and ANG Central LLC.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-3

BALANCE SHEETS1

As of April 30, 2015

(Unaudited)

	Allied Nevada Gold Holdings LLC	Allied Nevada Gold Corp.	Hycroft Resources & Development, Inc.	Allied VNC, Inc.	Victory Gold, Inc.	Elimination	Debtors Consolidated
Assets:
Cash and cash equivalents	$—	$22,378,301	$1,285,646	$—	$—	$—	$23,663,946
Accounts receivable	—	—	2,873,803	—	—	—	2,873,803
Inventories	—	—	17,435,755	—	—	—	17,435,755
Ore on leachpads, current	—	—	215,443,564	—	—	—	215,443,564
Prepaids and other	370,215	2,152,795	4,955,654	42,891	—	—	7,521,554
Assets held for sale	16,378,355	—	44,357,303	1,121,644	—	—	61,857,302
Deferred tax assets, current	—	—	—	—	—	—	—

Current assets	16,748,570	24,531,095	286,351,724	1,164,535	—	—	328,795,924

Restricted cash	—	—	38,147,218	—	—	—	38,147,218
Ore on leachpads, non-current	—	—	88,314,760	—	—	—	88,314,760
Other assets, non-current	—	1,650,540	315,980	—	—	—	1,966,519
Plant, equipment, and mine development, net	—	350,550	423,967,256	—	—	—	424,317,806
Mineral properties, net	—	—	13,844,586	—	—	—	13,844,586
Investment in subsidiary	66,549,819	25,000	(9,071,738)	(3,807,909)	(2,860,022)	(50,835,150)	—
Deferred tax assets, non-current	—	—	—	—	—	—	—
Intercompany receivable	—	1,001,574,989	—	—	3,501,338	(1,005,076,327)	—

Total assets	83,298,389	1,028,132,174	841,869,786	(2,643,374)	641,316	(1,055,911,477)	895,386,814

Liabilities not subject to compromise:
Accounts payable	—	5,047,012	13,624,383	—	—	—	18,671,395
Interest payable	—	469,011	—	—	—	—	469,011
Other liabilities, current	—	86,815,189	1,000,004	—	—	—	87,815,193
Debt, current	—	100,236,388	132,964,422	—	—	—	233,200,810
Deferred tax liabilities, current	—	—	—	—	—	—	—
Asset retirement obligation, current	—	—	—	—	—	—	—

Current liabilities not subject to compromise	—	192,567,599	147,588,809	—	—	—	340,156,408

Other liabilities, non-current	559,011	55,596	5,188,329	—	557,645	—	6,360,580
Debt, non-current	—	—	—	—	—	—	—
Asset retirement obligation, non-current	—	—	20,271,349	—	—	—	20,271,349
Deferred tax liabilities, non-current	—	—	—	—	—	—	—
Intercompany payable	84,884,872	—	919,928,721	262,734	—	(1,005,076,327)	—

Total liabilities not subject to compromise	85,443,883	192,623,195	1,092,977,208	262,734	557,645	(1,005,076,327)	366,788,338

Liabilities subject to compromise:
Senior notes	—	316,640,001	—	—	—	—	316,640,001
Accounts payable	—	1,708,403	14,291,597	—	—	—	16,000,000
Term and security deposit loan	—	—	17,974,000	—	—	—	17,974,000
Interest payable	—	7,515,000	1,621,000	—	—	—	9,136,000
Accrued compensation and benefits	—	35,000	1,035,000	—	—	—	1,070,000
Currency swap derivative instrument	—	891,000	—	—	—	—	891,000

Total liabilities subject to compromise	—	326,789,404	34,921,597	—	—	—	361,711,001

Total Liabilities	85,443,883	519,412,599	1,127,898,805	262,734	557,645	(1,005,076,327)	728,499,339

Stockholders’ Equity:
Common stock	—	125,990	—	—	—	—	125,990
Additional paid-in capital	77,328,475	749,813,881	62,037,260	—	309,583	(116,008,140)	773,481,059
Accumulated other comprehensive income	—	—	—	—	—	—	—
(Accumulated deficit) retained earnings	(79,473,969)	(241,220,296)	(348,066,280)	(2,906,108)	(225,912)	65,172,990	(606,719,575)

Total stockholders’ equity	(2,145,494)	508,719,575	(286,029,019)	(2,906,108)	83,671	(50,835,150)	166,887,475

Total liabilities and stockholders’ equity	$83,298,389	$1,028,132,174	$841,869,786	$(2,643,374)	$641,316	$(1,055,911,477)	$895,386,814

1	There was no activity in the reporting period for the following Debtors: Victory Exploration Inc., Allied VGH Inc., Hasbrouck Production Company LLC, ANG Pony LLC, ANG Northeast LLC, ANG North LLC, ANG Eureka LLC, ANG Cortex LLC, and ANG Central LLC.

May 28, 2015

Office of the United States Trustee

Subject: Attestation Regarding Postpetition Taxes

The Debtors hereby submit this attestation regarding postpetition taxes.

The Debtors are current on all of their postpetition tax obligations to the extent that the taxes are not in dispute or subject to reconciliation. To the best of my knowledge, there are no material tax disputes or reconciliations.

/s/ Stephen M. Jones
Name:	Stephen M. Jones
Position:	Executive Vice President, Chief Financial Officer and Secretary

Sworn to and Subscribed Before me on this 28 Day of May, 2015
/s/ Brandy King
Notary Public

My Commission Expires: 4/29/19

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-4

UNPAID POSTPETITION PAYABLES1

As of April 30, 2015

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Allied Nevada Gold Corp. Accounts Payable	$5,047,012	0	0	0	0	$5,047,012
Hycroft Resources & Development, Inc. Accounts Payable	$13,624,383	0	0	0	0	$13,624,383
Total Postpetition Debts	$18,671,395	0	0	0	0	$18,671,395

[1]	Other than the Debtors referenced above, no other Debtors had unpaid postpetition accounts payable balances as of April 30, 2015.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
Allied Nevada Gold Corp., et al.	Case No. 15-10503
Debtors

MOR-5

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING1

For the Period April 1, 2015 through April 30, 2015

Hycroft Resources & Development, Inc. Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	901,582
+ Amounts billed during the period	13,527,842
- Amounts collected during the period	-11,555,622
Total Accounts Receivable at the end of the reporting period	2,873,803

Hycroft Resources & Development, Inc. Accounts Receivable Aging	Amount
0 - 30 days old	2,463,952
31 - 60 days old	0
61 - 90 days old	304,123
91 + days old	105,728
Total Accounts Receivable	2,873,803
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	2,873,803

Accounts Receivable are routinely collected from 60 to 180 days after sales due to significant time to agree on the final assays.

[1]	Hycroft Resources & Development, Inc. is the only Debtor with revenues and related accounts receivable.

Debtor Questionnaire

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X